EXHIBIT 99.2

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                        SETTLEMENT AGREEMENT AND RELEASE

                                   (THEATERS)

     This Settlement Agreement and Release (the "Theaters Settlement Agreement"), is made and entered into as of this 1st of July 2004, by and between Regent Entertainment Partnership L.P. ("Regent L.P."), Regent Theaters LLC ("Theaters") and Regent Releasing LLC ("Releasing"), the aforementioned entities to be also collectively referred to herein as "Regent," all on the one hand, and Advance Display Technologies, Inc. ("ADTI"), on the other hand, with reference to the following facts:

     A. Regent L.P. is a limited liability partnership organized under the law of Texas.

     B. Theaters is a limited liability company organized under the laws of Texas. It is wholly owned through the ownership of its units by Regent L.P.

     C. Releasing is a limited liability company organized under the laws of Texas. It is wholly owned through the ownership of its units by Regent L.P.

     D. ADTI is a corporation organized under the laws of the State of Colorado.

     E. During the summer of 2003, Matthew Shankle, president of ADTI ("Shankle"), and Stephen Jarchow ("Jarchow") and Paul Colichman

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("Colichman"), the senior executives of Regent, negotiated an arrangement whereby Regent L.P. would sell its unit interests in Theaters and Releasing to ADTI in exchange for consideration of $50,000 in cash. Separately, Jarchow, Colichman, Gene Schneider ("Schneider"), and Lawrence DeGeorge ("DeGeorge") agreed to invest the aggregate amount of $1,000,000 into ADTI through the purchase of preferred stock, with Schneider investing $250,000, Colichman and Jarchow investing $250,000 ($125,000 each), and DeGeorge investing $500,000.

     F. On November 4, 2003 and in furtherance of the matters set forth herein, the following documents, among others, were executed:

        (a) A Unit Purchase Agreement by and among Theaters, Releasing, ADTI, and Regent L.P., whereunder ownership of all the membership interests in Theaters and Releasing (the "Membership Interests") was transferred to ADTI for the stated consideration;

        (b) A Stock Purchase Agreement by and among Schneider, DeGeorge, Jarchow and Colichman (who, with respect to this Theater's Settlement Agreement are collectively sometimes referred to as the "Purchasers") and ADTI, whereunder preferred stock was purchased from ADTI by the Purchasers in exchange for the stated investments; and

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        (c) A Shareholders Agreement, by and among ADTI and the Purchasers, whereunder certain rights and obligations and restrictions of ADTI and the Purchasers were set forth.

     G. The agreements referred to in Recital F were executed contemporaneously and in consideration of each other.

     H. Notwithstanding the execution of the Unit Purchase Agreement and the utilization by ADTI of sums invested by the Purchasers, the consideration to be paid to Regent L.P. under the Unit Purchase Agreement has not been fully paid.

     I. By letter to ADTI, Regent notified ADTI that Regent considered the Unit Purchase Agreement to be null and void or, in the alternative, to have been terminated for breach, specifically the failure to pay the consideration stated.

     J. By assignment dated May 12, 2004 (the "Assignment"), ADTI, sua sponte, reassigned the Theaters to Regent L.P. The Assignment contained a quitclaim without any representations, warranties and indemnities on account of action or inaction of ADTI and/or others during the time period that ADTI controlled the operations of said Theaters. The Assignment also contained "Whereas" recitals referencing allegations by ADTI that the financial condition of Theaters and Releasing had been misrepresented to ADTI. Such recitals were and are unacceptable to Regent and the allegations were and are denied by Regent.

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     K. Regent and ADTI (collectively, the "Parties") have now agreed to settle their disputes with respect to the purchase of the Membership Interests by ADTI and ADTI's subsequent reassignment of those membership interests back to Regent L.P. (collectively, the "Theaters Disputes").

     L. Concurrently herewith, ADTI, Shankle, and the Purchasers have agreed to settle their disputes related to the Stock Purchase Agreement (collectively, the "Investment Disputes") and have entered into a settlement agreement and release with respect to the Investment Disputes (the "Investment Settlement Agreement").

     M. Except as otherwise set forth herein or in the Investment Settlement Agreement and each of the referenced agreements (collectively, the "Settlement Agreements") is entered into in consideration of the other.

     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth below, the Parties hereby stipulate and agree as follows:

     1. Subject to the promises, terms and releases contained herein, and in complete satisfaction and settlement of all breaches alleged by Regent:

        (a) ADTI hereby agrees to pay to Regent the sum of $1 (the "Theaters Settlement Amount").

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        (b) ADTI hereby confirms its reassignment to Regent of the Membership
Interests by its May 12, 2004 Assignment to Regent L.P., and irrevocably waives any right to payment or other compensation in consideration for such Assignment other than the releases and other consideration expressly set forth in the Settlement Agreements.

        (c) ADTI shall turn over to Regent all documents and accounting records it has in its possession, whether prepared by ADTI or others, inclusive of any copies of final or preliminary audit reports relating to, in whole or in part, Theaters or Releasing, and to the extent third parties such as outside auditors hired by ADTI are in possession of any such documents, accounting records or reports, completed or work product versions thereof, ADTI shall in good faith take all reasonable steps to cause such third parties to turn such materials over to Regent.

     3. The Parties hereby agree that (a) the terms of the Settlement Agreements shall not be disclosed, directly or indirectly, by the Parties or their attorneys, agents or representatives, to any third parties, other than accountants and business advisors of the Parties, except as required by law, governmental regulation or court order, or as necessary to enforce the terms of the Settlement Agreements (the parties recognizing that copies of both Settlement Agreements must be filed by ADTI with the SEC as an exhibit to a Form 8-K statement under

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the Securities Exchange Act of 1934), and (b) the negotiations between the
Parties leading up to the Settlement Agreements, including all communications and information exchanges by the Parties, shall be kept absolutely confidential and shall not be disclosed, directly or indirectly, by the Parties or their attorneys, agents or representatives, to any third parties, other than accountants and business advisors of the Parties, except as required by law, governmental regulation or court order, or as necessary to enforce the terms of the Settlement Agreements.

     4. Upon the execution of the Settlement Agreements and the payment by ADTI of the Theaters Settlement Amount and the Investment Settlement Amount, as defined in the Investment Settlement Agreement (collectively, the "Settlement Amounts"), the Parties and each of their affiliates shall each and do hereby absolutely and irrevocably discharge and release one another, and each other's respective officers, directors, financiers, employees, partners, accountants, attorneys, predecessors, parents and subsidiaries of and from any and all liabilities, liens, debts, accounts, accountings, payments due, demands, obligations, promises, acts, agreements, costs, and expenses (including attorneys' fees), damages, claims, actions, causes of action, counterclaims and cross-claims of whatever kind or nature, whether known or unknown, suspected or unsuspected, which they each now or hereafter may own or hold, or have at any time heretofore owned or held,

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which in any way, either directly or indirectly, relate to, arise from or are in any way connected with the Theaters Disputes, subject only to the enforcement of the representations, warranties and covenants set forth in paragraphs 5 and 7 of this Theaters Settlement Agreement. ADTI further agrees and affirms that it has no interest or ownership whatsoever in Theaters, Releasing or any other entity owned or controlled by Regent, and agrees to release any claim to such interest or ownership. The matters within the scope of the releases contained in this paragraph 4 are referred to collectively as the "Released Matters."

     5. (a) ADTI hereby indemnifies and holds Regent harmless against any and all third-party claims which arise out of any act or omission committed or omitted by ADTI and/or its officers, directors, employees, affiliates, predecessors, parents and subsidiaries (other than acts or omissions of Jarchow, Colichman or persons under their control or influence) during the period between the date of the transfer of the Membership Interests to ADTI by Regent L.P. and the date hereof. A breach of this subparagraph 5(a) shall be deemed an independent breach and shall not constitute grounds for rescission or failure of this Theaters Settlement Agreement or the Investment Settlement Agreement.

        (b) Regent hereby indemnifies and holds ADTI harmless against any and all third-party claims which arise out of any act or omission committed or

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omitted by Regent and/or its officers, directors, employees, affiliates, predecessors, parents and subsidiaries (other than acts or omissions of ADTI, Shankle, or persons under their control or influence) during the period between the date of the transfer of the Membership Interests to ADTI by Regent L.P. and the date hereof. A breach of this subparagraph 5(b) shall be deemed an independent breach and shall not constitute grounds for rescission or failure of this Theaters Settlement Agreement or the Investment Settlement Agreement.

     6. Except for the representations, warranties and covenants set forth in paragraphs 5 and 7 hereof, the Parties intend and agree that the releases provided for herein constitute a full and final accord and satisfaction and release of and from the Released Matters. In furtherance of this intention and agreement, the Parties recognize, acknowledge, and agree that each is familiar with and has been advised by legal counsel concerning the legal effect of California Civil Code Section 1542, which provides as follows:

        "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if know by him must have materially affected his settlement with the debtor."

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        The Parties hereby knowingly, voluntarily and expressly waive and relinquish any and all rights and/or benefits which any of them may have under Civil Code Section 1542 or under any other analogous statute or common-law principle in effect in California or in any other jurisdiction.

     7. The Parties hereby warrant and represent that they are the lawful owners of all right, title and interest in and to the Released Matters and that they have not assigned or transferred or purported to assign or transfer to any person or entity, any right, title or interest therein. The Parties hereby agree to indemnify and hold each other harmless for any breach of these representations and warranties. A breach of this paragraph 7 shall be deemed an independent breach and shall not constitute grounds for rescission or failure of this Theaters Settlement Agreement or the Investment Settlement Agreement.

     8. Each of the Parties hereby agrees and acknowledges that it has been represented by counsel of its own choosing in connection with the negotiation and preparation of this Theaters Settlement Agreement, has been fully informed by its counsel as to the meaning and legal significance of this Theaters Settlement Agreement and, based upon such representation and advice, knowingly and voluntarily agrees to be bound by the terms of this Theaters Settlement Agreement. Each Party further agrees and acknowledges that consent to the terms of this

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Theaters Settlement Agreement has been freely given and that none of the Parties has done so under duress, coercion or undue influence of any kind or nature and, the Parties hereby waive any and all right to seek rescission of this Theaters Settlement Agreement or any of the releases set forth herein on such or similar grounds.

     9. Any dispute that in any way arises under or relates to this Theaters Settlement Agreement (whether in contract, tort or both) shall be resolved through binding arbitration administered by the American Arbitration Association under its Commercial Rules of Arbitration, or through such other similar body or tribunal as the Parties may mutually agree upon in writing; provided, however, that, in order to ensure that the timeliness and cost savings of arbitration are preserved, the Parties agree that no depositions will be allowed in any such arbitration. Unless otherwise agreed by the Parties in writing, such arbitration proceedings shall be conducted in any reasonably accessible forum in the continental United States other than the states of California, Colorado and Texas. The prevailing party in any such arbitration shall be entitled to recover its reasonable attorneys' fees incurred therein.

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     10. This Theaters Settlement Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same agreement.

     11. This Theaters Settlement Agreement, together with the Investment Settlement Agreement, embodies the entire understanding of the Parties, and there are no other agreements, understandings or representations, written or oral, in effect between the Parties relating to the subject matter of the Settlement Agreements. This Theaters Settlement Agreement may be amended or modified only by a written agreement executed by all of the Parties.

     12. This Theaters Settlement Agreement is subject to and contingent on the execution of the Investment Settlement Agreement and the payment by ADTI of the Settlement Amounts payable under both Settlement Agreements. In the event the Settlement Amounts are not paid in full, this Theaters Settlement Agreement shall be deemed null and void.

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     IN WITNESS WHEREOF, the Parties have executed this Theaters Settlement
Agreement, effective as of July 1, 2004.

                                    ADVANCE DISPLAY TECHNOLOGIES, INC.


                                    By:/S/MATTHEW W. SHANKLE
                                       -------------------------------------
                                         Matthew W. Shankle, President


                                    REGENT ENTERTAINMENT PARTNERSHIP, L.P.


                                    By:/S/STEPHEN P. JARCHOW
                                       --------------------------------
                                       Its:
                                           --------------------------


                                    REGENT RELEASING LLC


                                    By:/S/STEPHEN P. JARCHOW
                                       --------------------------------
                                       Its:
                                           --------------------------


                                    REGENT THEATERS LLC


                                    By:/S/STEPHEN P. JARCHOW
                                       --------------------------------
                                       Its:
                                           --------------------------

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